                                                 EXHIBIT 10.91 REDACTED VERSION
                                                 ------------------------------


                    CODE SHARE AND REVENUE SHARING AGREEMENT


         This CODE SHARE AND REVENUE SHARING AGREEMENT (the "Agreement") is made and entered into to be effective as of July 15, 1998 (the "Effective Date"), by and between AMERICA WEST AIRLINES, INC., a Delaware corporation ("AWA"), and MESA AIRLINES, INC., a Nevada corporation ("Mesa").

                                 R E C I T A L S
                                 ---------------


         A. AWA holds a certificate of public convenience and necessity issued by the Department of Transportation ("DOT") authorizing AWA to engage in the interstate and oversees air transportation of persons, property and mail between all points in the United States, its territories and possessions.

         B. Mesa holds a certificate of public convenience and necessity issued by the DOT authorizing Mesa to engage in the interstate transportation of persons, property and mail in the United States, its territories and possessions.

         C. AWA owns various trades marks, services marks and logos, including "America West Airlines," "America West Express," and distinctive exterior color decor and patterns on its aircraft, hereinafter referred to individually and collectively as the "AWA Service Marks".

         D. AWA and Mesa desire to provide scheduled air transportation services as America West Express and to share in the revenue and costs of such services as provided in this Agreement.

         NOW, THEREFORE, in consideration of the promises, covenants, representations and warranties hereinafter set forth, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, AWA and Mesa agree as set forth below.

                                A G R E E M E N T
                                -----------------


1.       Rights, Responsibilities and Obligations of Mesa:

         1.1 Flight Service. During the term of this Agreement, Mesa shall operate America West Express air transportation services (the "Flight Services"), using the fleet of aircraft as set forth in Section 1.2, to and from the cities and based upon the schedule [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (the "Schedule") in written notice to Mesa (a "Schedule Notice"). For purposes of this Agreement, "Flights" means flights operated pursuant to the Schedule. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

                  COMMISSION] When creating a Schedule, AWA shall: (i) take into account Mesa's aircraft maintenance requirements; (ii) create a Schedule which will permit Mesa to schedule flight crews in a manner consistent with industry operational practices; (iii) schedule block times based on AWA's internal block time policy; (iv) provide for a reasonable time on the ground for Aircraft between arrivals and departures; (v) take into account airport facilities available for Aircraft handling; and (vi) provide for scheduled heavy maintenance on Aircraft as required from time to time. Mesa shall implement all changes in the Schedule contained in a Schedule Notice in accordance with AWA's scheduling requirements but in no event [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after receipt of a Schedule Notice. Mesa or any of its affiliates shall not provide any flight service for any other airline for flights that originate in or end in Phoenix, Arizona, except that Mesa may provide such flight service for itself on all essential air service ("EAS") routes that AWA removes from the Schedule.

                  Mesa acknowledges that AWA may Schedule Flights using CRJs in and out of the Columbus, Ohio airport. If such Flights are Scheduled, Mesa and AWA, in good faith based on prevailing market costs and expenses, shall adjust the Guaranteed Costs payable pursuant to Paragraph 6.2 to take into consideration the increased cost of operating such Flights in such location. If the Guaranteed Costs are adjusted, then AWA and Mesa shall execute and attach an addendum to this Agreement supplementing the Guaranteed Costs Schedule.

         1.2      Fleet.

                  1.2.1 Initial Fleet. Commencing on the Commencement Date (as defined in Paragraph 7, below), Mesa shall provide the Flight Services using the following aircraft (collectively, the "Fleet"; with respect to any one aircraft type, the "Subfleet"; and individually, the "Aircraft"):

                           Number                                   Aircraft Type ("Subfleet")
                           ------                                   -------------------------
                           [CONFIDENTIAL PORTION                deHavilland DHC-8-200 ("Dash 8")
                           DELETED AND FILED
                           SEPARATELY WITH THE
                           SECURITIES AND EXCHANGE
                           COMMISSION]

                           [CONFIDENTIAL PORTION                Hawker-Beech 1900 ("Beech 1900")
                           DELETED AND FILED
                           SEPARATELY WITH THE
                           SECURITIES AND EXCHANGE
                           COMMISSION]





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


                           [CONFIDENTIAL PORTION                Canadair Regional Jet-50 ("CRJ")
                           DELETED AND FILED
                           SEPARATELY WITH THE
                           SECURITIES AND EXCHANGE
                           COMMISSION]



                  1.2.2 CRJ Fleet Expansion. Mesa is currently obligated to acquire 16 additional CRJs at a rate of one CRJ per calendar month commencing in September 1998 and ending in December 1999 (the "Committed Acquisitions") and holds options to acquire 16 additional CRJs commencing in June 2000 (the "CRJ Options").

                           (a) In each of September, October, November and December 1998, January, February and March 1999 and a calendar month during the period of April-December, 1999 as mutually agreed to, in writing, between AWA and Mesa on or before [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (the "CRJ Decision Date"), Mesa shall acquire [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] new CRJ from the Committed Acquisitions and shall increase the Subfleet of CRJs by [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] new CRJ (thereby increasing the Subfleet of CRJs to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] CRJs). If AWA and Mesa are unable to agree on the month for the final CRJ delivery required by this Paragraph
                           1.2.2 timely, then the delivery month proposed by AWA shall govern.

                           (b) AWA has the options to expand the CRJ Subfleet by up to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] additional CRJs from the Committed Acquisitions in each of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] calendar months between April and December 1999 as mutually agreed to between AWA and Mesa, in writing, by the CRJ Decision Date (the "Option Agreement"). If AWA and Mesa are unable to agree on the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] delivery months for the options timely, then the delivery months proposed by AWA shall govern. On or before the first day of each fourth calendar month prior to each of the months set forth in the Option Agreement





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



                           (each a "First Exercise Date"), AWA, by written notice to Mesa, shall have the option to require Mesa to increase the CRJ Subfleet by the addition of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] new CRJ (the "First CRJ Expansion Options"). Each of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] First CRJ Expansion Options are separate and individual options and may be exercised or not exercised on a separate and individual basis.

                           (c) AWA shall have the options to expand the CRJ Subfleet by [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] additional CRJs from the CRJ Options. On or before the dates Mesa is required to give notice to the Aircraft manufacturer in order to exercise each of the CRJ Options (each, a "Second Option Date"), AWA, by written notice to Mesa, shall have the option to require Mesa to acquire all the CRJ Aircraft that are the subject of the CRJ Option and increase the CRJ Subfleet by the addition of such new CRJ Aircraft, but not to exceed [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Aircraft, at the times provided in such CRJ Option (the "Second CRJ Expansion Options"). Mesa and AWA acknowledge that each of the CRJ Options requires Mesa to commit to 4 Aircraft. Mesa shall be responsible for acquiring all Aircraft pursuant to each of the CRJ Options, however the CRJ Subfleet shall only be increased by [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Aircraft and Mesa shall be responsible for additional CRJ Aircraft acquired pursuant to the exercise of the CRJ Options. AWA shall exercise the Second CRJ Expansion Option and acquire the CRJ Aircraft pursuant to the CRJ Expansion Option in groups of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. The Second Option Dates and the number of Aircraft which are the subject of those dates are: [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. The Second CRJ Expansion Options are separate and individual options and may be exercised or not exercised on a separate and individual basis.

                  1.2.3 Fleet Expansion. If a change in the Schedule permitted by Section 1.1, above, requires additional CRJ or Dash 8 to provide the Flight Services, then Mesa, not later than [CONFIDENTIAL PORTION





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



                           DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after receipt of written notice from AWA, shall increase the number of Aircraft in the Fleet, subject to Aircraft availability on commercially reasonable terms, with Aircraft designated by AWA, to the extent necessary to provide Flight Services pursuant to this Agreement.

                  1.2.4 Fleet Reduction. Except as otherwise permitted by Paragraph 1.2.5, upon [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] prior written notice from AWA, AWA may require Mesa to reduce the number of Aircraft in the Fleet. AWA shall not require Mesa to reduce the number of Aircraft: (i) in any Subfleet by more than [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Aircraft in any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. For purposes of this Agreement, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] means each period during the Term (as defined below) commencing on January 1 and ending on [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and commencing on [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and ending on [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], with the first [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] commencing on [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; (ii) in the Fleet on the Commencement Date prior to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; (iii) in a Subfleet for a period of 1 year measured from the last date that an Aircraft is added to the Subfleet; provided, however, that April 30, 1999 shall be deemed to be the last date AWA acquires the last of the CRJs pursuant to Paragraph 1.2.2(b) for purpose of this subsection and the scheduled delivery date shall be deemed the date AWA acquires a CRJ pursuant to Paragraph 1.2.2(c); (iv) in the Dash 8 Subfleet below 8 Aircraft; and (v) in the CRJ Subfleet below 8 Aircraft.

                  1.2.5 Elimination of Beech 1900s. Notwithstanding the above, AWA by written notice given to Mesa within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after Effective Date (the "Elimination Notice"), may require Mesa to reduce the Subfleet of Beech 1900s to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] on the first anniversary date of the Effective Date. If AWA elects to eliminate the Beech 1900s from the terms of this Agreement, then AWA and Mesa shall attempt to negotiate a code share agreement to provide service to the destinations serviced by the Beech 1900s on the Effective Date on economic terms and conditions substantially similar to the terms and conditions in the Existing Agreement, as defined in Paragraph 7 (the "Beech Code Agreement"). If AWA and Mesa are unable to reach an agreement on the terms and conditions of the Beech Code Agreement within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after AWA provides the Elimination Notice, then AWA may enter into an agreement with any other flight service provider to provide flight services to such destinations on terms and conditions acceptable to AWA.

         1.3 Other Services. In addition to the Flight Services, Mesa, at its sole cost and expense, shall provide the following services in connection with the Flight Services (the "Other Services"): [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Mesa, at its expense, shall provide all facilities, machinery, equipment and inventory required to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the Other Services. Mesa shall require personnel providing the Other Services to comply with all rules, regulations and directives promulgated for all AWA operations from time to time.

         1.4 Personnel; Training. Mesa shall employ and maintain a sufficient number of competent, trained personnel, including, but not limited to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the Flight Services and Other Services as required by this Agreement. In addition, Mesa shall employ and maintain a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] based in the Phoenix Metropolitan area based on the Flight Services to be provided pursuant to this Agreement. Mesa shall cause all Mesa personnel providing Flight Services or Other





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



                  Services to wear uniforms approved by AWA and shall comply with all appearance guidelines required of all AWA personnel.

                  Mesa shall provide initial training, recurrent training and customer service training to personnel reasonably identified by AWA at programs approved by AWA. AWA shall provide applicable training materials. Mesa shall pay all training expenses including AWA instructor travel expenses. In the event AWA becomes a hazardous materials carrier, Mesa, at AWA's expense, shall conduct all hazardous materials training required by AWA or AWA's other code share partners.

         1.5 Service Quality and Level. All Flight Services and Other Services shall be provided by Mesa at a service quality and level of service (other than first class service) equal to or greater than the service quality and level of service provided by AWA to the extent applicable to the type of Aircraft used to provide the Flight Services. All Aircraft shall be equipped with service amenities necessary to provide the service quality and level of service required by this paragraph.

         1.6      Maintenance.

                  1.6.1 Obligation. Mesa, at its own cost and expense, shall be responsible for the service, repair, maintenance, overhauling and testing of each Aircraft: (i) in compliance with the maintenance program for each Aircraft as approved by the FAA and pursuant to all applicable aircraft maintenance manuals applicable to each Aircraft; (ii) so as to keep each Aircraft in good and safe operating condition; and (iii) so as to keep the Aircraft in such operating condition as may be necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing. Mesa shall retain full authority and control over the service, repair, maintenance, overhauling and testing of each Aircraft. AWA shall have no obligations or duties with respect to the service, repair, maintenance, overhauling or testing of any Aircraft.

                  1.6.2 Ground Equipment. Mesa, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] all [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

                  1.6.3 Location. Mesa shall maintain three maintenance bases, currently located in Fresno, California for CRJs, Grand Junction, Colorado for Dash 8s, and Farmington, New Mexico for Beech 1900s. Each Schedule prepared by AWA shall provide for not less than





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



                           [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of each Subfleet to remain overnight at the applicable maintenance base each night. One Aircraft shall remain overnight for 10 hours and the remainder for at least 8 hours. Mesa shall not relocate any maintenance base, without the prior written consent of AWA, which consent may be withheld if the new location fails to meet AWA's maintenance base requirements. Mesa, with the prior written consent of AWA, may add maintenance bases as necessary to provide the Flight Services at locations which meet AWA's maintenance base requirements.

         1.7 Emergency Operations. Mesa and AWA shall coordinate to develop a plan that complies with applicable Regulations (as defined below) to be implemented in the event of any incident involving personal injury or death to a passenger or crew member on a Flight. The emergency response teams of AWA and Mesa shall coordinate their efforts and shall cooperate fully in response to such emergency.

         1.8      Fleet Configuration, Cleanliness and Appearance.

                  1.8.1 Configuration. All Aircraft in the Fleet on the Commencement Date and Aircraft added to the Fleet shall have a passenger seating configuration and seating capacity as provided on the Aircraft in the Fleet on the Commencement Date. AWA, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], may require Mesa to reconfigure or change the seating capacity of an Aircraft. All such requested changes shall be implemented within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after Mesa's receipt of written request from AWA.

                  1.8.2 Cleanliness. Mesa, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], shall cause all Aircraft to be cleaned and maintained in an appearance in accordance with cleaning standards, requirements and guidelines promulgated by AWA from time to time and provided to Mesa in writing. All Aircraft shall meet AWA's cleaning and appearance standards, requirements and guidelines within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after the Effective Date.

         1.9 Post-Departure Procedures. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE



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



                  COMMISSION] shall perform airport post-departure procedures (as defined in AWA's Customer Service Manual) and be responsible for securing and controlling all the contents in the ticket lift envelopes. All ticket lift envelopes should be forwarded and co-mailed to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after flight operations. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (including [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]) in [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall be liable for losses to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] resulting from [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] resulting from [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] policies and procedures.

2.       Rights, Responsibilities and Obligations of AWA.

         2.1 Exclusivity. Mesa shall have the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to fly the following routes as America West
                  Express: [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. In the event Mesa's FCF (as defined in Section 4.4 of this Agreement) on any route for any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] falls below [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (the "FCF Deficiency"), then the exclusivity on such route [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] on the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY





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



                  WITH THE SECURITIES AND EXCHANGE COMMISSION] after the occurrence of the FCF Deficiency. Notwithstanding the foregoing to the contrary, the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall not restrict AWA or any affiliate from flying the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. For purposes of this Agreement, "affiliate" of AWA means any person or entity controlled by AWA or America West Holdings, Inc., a Delaware corporation.

         2.2 Flight Management Items. AWA, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], shall: (i) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];
                  (ii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; and (iii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         2.3 Marketing/Revenue. AWA, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall provide [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         2.4 Airport Services. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], shall: (i) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; (ii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; and (iii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. To the extent Other Services are provided by AWA, [CONFIDENTIAL PORTION DELETED AND





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



                  FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION].

         2.5 Other Code Share Partners. AWA shall have the right to enter into code share, joint marketing, charter or other alliance-type agreements with any other flight service commuter operator to provide flight services to any destinations or for any routes other than those listed in
                  Section 2.1 or in the Schedule. AWA may permit any of AWA's other code share partners to place their code on any Flight. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         2.6 Charters. AWA, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Mesa shall operate such charter flights provided flight crews and Aircraft are available and not otherwise subject or committed to maintenance requirements. Mesa is required to operate the charters in a manner consistent with the terms of this Agreement. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

3.       Compliance with Regulations.

         3.1 Regulations. Mesa shall perform its obligations and duties under this Agreement, including, without limitation, all Flight Services and Other Services in full compliance with any and all applicable laws, ordinances, codes, statutes, orders, directives, mandates, requirements, rules and regulations, whether now in effect or hereafter adopted or promulgated, of all governmental agencies having jurisdiction over Mesa's operations, including but not limited to the FAA and the DOT (collectively, "Regulations").

         3.2 Flight Operations. Mesa shall be responsible for the operation of each Aircraft and the safe performance of the Flights in accordance with the Regulations and airline industry standard practice and shall retain full authority, operational control and possession of the Aircraft to do so. Mesa, its agents or employees, for the purpose of the safe performance of the Flights, shall have absolute discretion in and shall have sole responsibility for all matters concerning the preparation of each Aircraft for its Flights, and all other matters relating to the technical operation of the Aircraft. Mesa, insofar as such relates to the safe operation of a Flight, shall have sole and absolute discretion as to the load carried and its distribution and as to the decision whether such Flight shall be taken. Mesa shall be solely responsible for and AWA shall have no obligations or duties with respect to the dispatch of all Flights.

         3.3 Registration. All Aircraft shall remain registered in the United States of America in accordance with the Regulations.

         3.4 Disclosure. Mesa, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] prior written request, shall provide AWA the opportunity to review all operating specifications, operational regulations, manuals and calculations with respect to all Aircraft and flight statistics with respect to all Flights at Mesa's corporate or other relevant offices where such records are located.

         3.5 Review/Audit. AWA, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] prior written notice, may review, at Mesa's corporate office, airport ticket offices and other relevant offices, all records, books, logs, files, documentation and information maintained by Mesa, or any of its maintenance or service contracts, in connection with Flight operation, safety and regulatory compliance, employee training, Flight dispatch, Aircraft use, operation, maintenance and repair, Flight incidents and governmental orders, mandates and requirements.

         3.6 Reporting. This Agreement shall be treated as a code share for DOT reporting requirements. AWA shall provide Mesa with such information necessary for Mesa to make the DOT reports and disclosures.

4.       Operational Performance Criteria, Incentives and Penalties.

         4.1 DOT Complaint Rate Criteria. Mesa shall not permit its annual DOT Complaint Rate (defined below) for Flight Services to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. The "DOT Complaint Rat" is defined as the number of consumer complaints received by the DOT for a given calendar year expressed in the terms of the number of complaints per 100,000 passengers flown during that calendar year by Mesa and AWA; provided, however, that the DOT Complaint Rate shall exclude consumer complaints relating solely to (i) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; (ii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; (iii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; (iv) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; and (v) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. For purposes of this Agreement, "AWA's DOT Complaint Rate" shall mean [CONFIDENTIAL

                  PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. DOT [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] DOT Complaint Rates. If Mesa's DOT Complaint Rate [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] days after receipt of written demand from AWA, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. For example, if [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for a given year is [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] passengers and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] is [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] per [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] would [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         4.2 Internal Customer Complaint Rate Criteria. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall not permit its annual ICCR (defined below) for Flight Services to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. The "ICCR" is defined as the number of complaints received by AWA and Mesa for a given year expressed in the terms of the number of complaints per 100,000 passengers flown during that calendar year by Mesa and AWA; provided, however, that the ICCR shall exclude complaints relating solely to (i) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; (ii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; (iii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];
                  (iv) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; and (v) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH

                  THE SECURITIES AND EXCHANGE COMMISSION]. For purposes of this Agreement, "AWA's ICCR" shall mean [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND
                  EXCHANGE COMMISSION]. For example, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND
                  EXCHANGE COMMISSION].

         4.3 On Time Performance Rate Criteria. Mesa shall not permit its [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (defined below) to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]: (i) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; or (ii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (the "OTP Rate Threshold"). The "OTP Rate" is defined as the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (defined below) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. For purposes of this Agreement, "Delayed" means a flight segment that does not arrive at the destination within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after the scheduled arrival time. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] To the extent that Mesa's OTP Rate [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the OTP Rate Threshold for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after receipt of written demand, shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], If Mesa's OTP Rate [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the OTP Rate Threshold in [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], then Mesa, within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after receipt of written demand, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]: (i) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; and (ii) [CONFIDENTIAL PORTION DELETED AND FILED

                  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], by which Mesa's OTP Rate [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the OTP Rate Threshold. AWA, within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after receipt of written demand, shall pay to Mesa [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for each [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], by which Mesa's OTP Rate [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         4.4 Flight Completion Factor. Mesa shall not permit its FCF (defined below) for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. "FCF" is defined as the percentage of published, scheduled Flights completed for a calendar month. Flights not completed due to:
                  (i) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; (ii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; or (iii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Mesa, within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after receipt of written demand, shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for each [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], by which [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. AWA, within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after receipt of written demand, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by which [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. For purposes of the bonus, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         4.5      Records.

                  4.5.1 Within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Mesa shall provide to AWA statements certified by Mesa's chief financial officer as to Mesa's OTP Rate and FCF for the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], together with such supporting documentation and information AWA may request. Within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after the end of each calendar year, Mesa, to the extent not collected by AWA, shall provide to AWA statements certified by Mesa's chief financial officer as to Mesa's ICCR for the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], together with such supporting documentation and information AWA may request. AWA, upon [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] prior written notice, may review, at Mesa's corporate or other relevant offices, all records and files maintained by Mesa in connection with customer complaints, on-time performance and flight completions. If AWA's review of the records or files reveals that Mesa has under or overstated, as applicable, Mesa's OTP Rate, FCF or ICCR, then Mesa, upon demand, shall pay all sums due based on the accurate calculations and the costs and expenses of AWA in completing such review and, if such under or overstatement is willful or intentional, then Mesa shall be in default under this Agreement.

                  4.5.2 Within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] AWA shall provide to Mesa statements certified by AWA's chief financial officer as to AWA's OTP Rate for the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], together with such supporting documentation and information Mesa may request. Within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after the end of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], AWA, to the extent not collected by

                           Mesa, shall provide to Mesa statements certified by AWA's chief financial officer as to AWA's ICCR for the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], together with such supporting documentation and information Mesa may request. Mesa, upon [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] prior written notice, may review, at AWA's corporate or other relevant offices, all records and files maintained by AWA in connection with customer complaints, on-time performance and flight completions. If Mesa's review of the records or files reveals that AWA has under or overstated, as applicable, AWA's OTP Rate or ICCR, then AWA, upon demand, shall pay all sums due based on the accurate calculations and the costs and expenses of Mesa in completing such review and, if such under or overstatement is willful or intentional, then AWA shall be in default under this Agreement.

         4.6 Setoff. All undisputed sums payable by Mesa to AWA pursuant to this Paragraph 4 may, at AWA's election, be setoff against amounts next due by AWA to Mesa pursuant to this Agreement.

5. Irregular Operations. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]:

         5.1      Equipment Change.   [CONFIDENTIAL PORTION DELETED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         5.2      Misconnections.   [CONFIDENTIAL PORTION DELETED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

         Mesa and AWA, by written notice to the other given not more frequently than [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for which the other is responsible pursuant to this Section 5 (the "Denied Boarding Invoice"). Mesa and AWA shall pay the sums due in each Denied Boarding Invoice within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after receipt. The Denied Boarding Invoice shall be accompanied by supporting documentation containing reasonable detail to support the charges set forth in the Denied Boarding Invoice.

6. Payment of Fees/Revenue Sharing. Mesa and AWA hereby agree to pay the following sums as consideration for this Agreement and the provision of the Flight Services and Other Services provided for herein:

         6.1 Mesa Actual Costs. AWA, in accordance with Paragraph 6.5, shall reimburse to Mesa the following actual costs and expenses actually paid by Mesa with reference to the performance of the Flight Services and Other Services ("Actual Costs"):

                  6.1.1 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  6.1.2 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  6.1.3 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  6.1.4 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  6.1.5 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  6.1.6 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  6.1.7 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  6.1.8 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

                  6.1.9 [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

                  [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] In the event any of the services or materials for which AWA pays the Actual Costs are purchased for the Flight Services and Other Services provided by this Agreement and for other services provided by Mesa and its affiliates, then the costs of such services and materials shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] provided by this Agreement. Mesa shall use commercially reasonable efforts to operate the Flight Services and Other Services in an efficient and cost effective manner to minimize the Actual Costs payable by AWA while maintaining the quality and quantity of services required by this Agreement. Mesa shall take all commercially reasonable actions to minimize the taxes imposed on the Fleet. If requested by AWA, in writing, AWA on behalf of Mesa may pursue [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] on the Fleet or any Aircraft in the Fleet in the manner prescribed by applicable law. An "affiliate" of Mesa means any person or entity controlling, controlled by or under common control with Mesa.

         6.2 Mesa Guaranteed Costs. AWA, in accordance with Paragraph 6.5, shall pay to Mesa the amounts set forth in Exhibit A (the "Guaranteed Costs Schedule"), as [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] pursuant to Section 6.4 below (the "Guaranteed Costs"). If the term of this Agreement commences or expires on other than the first or last day of a calendar month, then the Guaranteed Costs payable by AWA shall be prorated based on the actual number of days this Agreement is in effect during such month and the actual number of days in such month.

         6.3 Contract Negotiation. AWA may assist Mesa in the negotiation of contracts for the provision of materials or services subject to the Actual Costs and Guaranteed Costs provided Mesa is not subject to an existing contract for such services or materials.

         6.4      Consumer Price Index Adjustment.

                  6.4.1 Definition. "CPI" shall mean the Consumer Price Index, U.S. City Average, Urban Wage Earners and Clerical Workers, All Items (base index year 1982-84 = 100) as published by the United States Department of Labor, Bureau of Labor Statistics. If the manner in which the Consumer Price Index as determined by the Bureau of Labor Statistics shall be substantially revised, including, without limitation, a change in the base index year, an adjustment shall be made by the parties in such revised index which would produce results equivalent, as nearly as possible, to those which would have been obtained if such Consumer Price Index had not been so revised. If the Consumer Price Index shall become unavailable to the public because publication is not readily available to enable the parties to make the adjustment referred to in this paragraph, then the parties shall mutually agree to substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency or, if no such index shall be available, then a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication.

                           6.4.2 Adjustment Formula. On each anniversary date of the Commencement Date (each an "Adjustment Date"), the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Mesa and AWA shall execute an amendment to the Guaranteed Costs Schedule within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after the Adjustment occurs. The failure to execute such an amendment shall not affect the effectiveness of any Adjustment or the bases for any subsequent Adjustment. The Guaranteed Costs shall be effective until the next Adjustment Date.

                  6.5 Payment of Actual and Guaranteed Costs. Commencing on the Commencement Date, AWA shall pay to Mesa the estimated Actual Costs and Guaranteed Costs for each calendar month based on a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (the "Estimated Costs") as follows: By the 20th day of each calendar month commencing August 20, 1998, Mesa shall provide AWA with a statement of the Estimated Costs for the following month. On or before the 7th, 14th, 21st and 28th day of each calendar month (or next business day thereafter if any such dates is other than a business day), AWA shall pay [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the Estimated Costs for such calendar month.

                           On or before the 25th day of each calendar month, Mesa shall submit to AWA a statement of the actual Guaranteed Costs and Actual Costs (the "Incurred Costs") payable by AWA for the prior calendar month (the "Incurred Costs Statement"). If the Estimated Costs paid by AWA in any calendar month exceed the Incurred Costs in any calendar month, then Mesa, together with the Incurred Costs Statement for such calendar month, shall reimburse AWA the amount by which the Estimated Costs paid by AWA exceeded the Incurred Costs. If the Incurred Costs in any calendar month exceed the Estimated Costs paid by AWA in any calendar month, then AWA within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after receipt of the Incurred Costs Statement, shall reimburse and pay to Mesa the amount by which the Incurred Costs exceed the Estimated Costs paid by AWA for the subject calendar month.

                  6.6 Network Revenue Sharing. Commencing in the first calendar month after the month in which the Commencement Date occurs, AWA shall pay to Mesa, by the 20th day of each calendar month, an amount equal to

                  [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. For purposes of this Agreement, the following terms have the following definitions:

                  "Network Revenue" means the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. For calculating Network Revenue, the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

                  "Network Revenue Percentage" means: (i) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; (ii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; and
                  (iii) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. The Network Revenue Percentage during any calendar month in which the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall be a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] based on the number of days in effect and the number of days in such calendar month.

         6.7 Cost Sharing. If the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] paid by AWA pursuant to the Fixed Cost Schedule (excluding Mesa's general overhead contained in the "Overhead" heading in the Guaranteed Costs Schedule) [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the Guaranteed Costs categories set forth in the Guaranteed Cost Schedule for any calendar quarter, then Mesa, within 30 days after the expiration of the calendar quarter, shall pay to AWA an amount equal to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of such difference. If the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] paid by AWA pursuant to the Guaranteed Cost Schedule, then AWA, within 30 days after receipt of a written statement from Mesa, shall pay to Mesa an amount equal to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of such overrun.

         6.8 Subsidies. Mesa, within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after receipt, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. AWA shall not be responsible to the DOT for continuing service in any EAS market. Notwithstanding the foregoing, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], then [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         6.9 Statements and Audit Rights. All Incurred Costs Statements and other requests for payment made by Mesa pursuant to this
                  Section 6 shall be accompanied by such supporting information, documentation and calculations as AWA may request from time to time. AWA, upon [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] prior written notice, may review and audit, or cause its independent accountants to review and audit, all records and files (including computer data bases) maintained by Mesa and relevant to the calculation of the payments required to be made by AWA pursuant to this Agreement. If AWA's review of the records and files reveals that Mesa has overcharged AWA or underpaid AWA, then Mesa shall pay to AWA, upon demand, the overpayments and/or underpayments and the costs and expenses of AWA incurred in completing such review and audit and, if such overcharge or underpayment is willful or intentional or exceeds more than [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the sums actually payable or receivable by AWA, then Mesa shall be in default under this Agreement. Mesa shall maintain all records, files, information, data and documentation (including computer data bases) used in calculating the sums payable or receivable by AWA under this Agreement in good condition and order at Mesa's corporate headquarters. AWA shall not be required to pay any sums, and shall be entitled to receive a refund of any sum paid, for which Mesa is unable to provide supporting information, documentation or data.

7. Term and Termination. The term of this Agreement (the "Term") shall commence on [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (the "Commencement Date") and expire on [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] ("Expiration Date"), unless earlier terminated as provided in this Agreement. AWA, by written notice to Mesa at least [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] AWA, upon [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] prior to the Expiration Date, may extend the Expiration Date to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH

         THE SECURITIES AND EXCHANGE COMMISSION]. AWA, upon [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. AWA, upon [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] prior written notice to Mesa ("Termination Notice"), may terminate this Agreement if:
         (i) Mesa's OTP Rate falls below the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; or (ii) Mesa's FCF falls below [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (each, a "Cancellation Event"). [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Such termination right shall be in addition to any penalty payments set forth in Section 4 and termination rights for an Event of Default pursuant to Section 12. If AWA elects to terminate this Agreement pursuant to this Section 7, AWA, in the Termination Notice, shall establish as the termination date any date between [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after delivery of the Termination Notice. Mesa shall continue to provide the Flight Services and Other Services required by this Agreement until the termination date set forth in the Termination Notice. AWA and Mesa shall make all payments as required by this Agreement for the period through and including the termination date set forth in the Termination Notice.

         Until the Commencement Date, the terms and provisions of that certain Agreement concerning America West Express Service Agreement, dated September 4, 1992, between AWA and Mesa, as amended by the following:
         Letter Agreement, dated September 3, 1993, re: America West Express Service Agreement; Amendment to Agreement between AWA and Mesa, dated March 31, 1993; Second Amendment to the Agreement between AWA and Mesa, dated July 31, 1993; Letter Agreement, dated October 5, 1993, re:
         America West Express Service Agreement; Third Amendment to Agreement between AWA and Mesa, dated October 7, 1993; Third Amendment to Agreement between AWA and Mesa, dated August, 1994; Letter Agreement, dated March 31, 1994, re: America West Express Code-Share Agreement Addendum; Letter Agreement, dated August 16, 1994, re: America West Express Code-Share Agreement Addendum; Fourth Amendment, dated October, 1994, to the Agreement between AWA and Mesa; Letter Agreement, dated March 26, 1998 between AWA and Mesa, Letter Agreement, dated June 30, 1998, between Mesa and AWA and Letter Agreement, dated July 14, 1998, between Mesa and AWA, shall remain in full force and effect (the "Existing Agreement"). The Existing Agreement shall terminate at 11:59 p.m., Phoenix time, on the day immediately prior to the Commencement Date.

8.       Service Mark License For Services Provided By Mesa.

         8.1 Grant of License. For the payment of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], AWA hereby grants to Mesa a non-exclusive, non-transferable license to use such AWA Service Marks as AWA may designate, in writing, from time-to-time in connection with the Flight Services and Other Services to be rendered by Mesa; provided, however, that at any time prior to expiration or termination of this Agreement AWA may alter, amend or revoke the license hereby granted and require Mesa's use of any new or different AWA Service Mark in conjunction with the Services provided hereunder as AWA may determine in its sole discretion and judgment.

         8.2 Operation under AWA Service Marks. Mesa shall, at its expense, cause the Fleet and any replacement Aircraft utilized by Mesa to provide the Flight Services, within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after the Effective Date, to bear AWA Service Marks, consisting of AWA aircraft exterior and interior color decor and pattern provided by AWA and the name "America West Express." Upon written notice from AWA, which shall include the specifications for any such changes in AWA Service Marks and exterior or interior aircraft decor and patterns, Mesa shall effect changes in the aircraft decor and patterns within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from the date of such notice. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Mesa shall use and display suitable signs on the interior and exterior of each Aircraft identifying Mesa as the operator of the Services, such signs shall be subject to the prior written consent of AWA as to nature, size and location provided that the signs shall comply with all Regulations. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. All announcements, displays or literature used or viewed by Mesa customers on Flights shall highlight "America West Express." [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

         8.3      Terms and Conditions Governing Trademark License.

                  8.3.1 Mesa hereby acknowledges AWA's ownership of the AWA Service Marks, further acknowledges the validity of the AWA Service Marks, and agrees that it shall not do anything in any way to infringe or abridge upon AWA's rights in the AWA Service Marks or directly or indirectly to challenge the validity of the AWA Service Marks.

                  8.3.2 To assure that the production appearance and quality of the AWA Service Marks is consistent with AWA's reputation for high quality and the goodwill associated with the AWA Service Marks, Mesa agrees to maintain a level of quality consistent with AWA's quality in the Flight Services and Other Services it provides pursuant to this Agreement and to follow AWA's written instructions regarding use of AWA's Service Marks, as they may be amended from time to time.

                  8.3.3 Mesa agrees that, in providing the Flight Services and Other Services, it shall not advertise or make use of the AWA Service Marks without the prior written consent of AWA. AWA shall have absolute discretion to withhold its consent concerning any and all such advertising and use of the AWA Service Marks in any advertising by Mesa. In the event AWA approves the use of such AWA Service Marks in any advertising, such advertising shall identify AWA as the owner of such Service Marks and conform with any additional requirements specified by AWA.

                  8.3.4 To the extent that Mesa is licensed to use the AWA Service Marks, the AWA Service Marks shall be used only in connection with the Flight Services and Other Services specifically covered by this Agreement and not in connection with any other business or activity of Mesa or any other entity.

                  8.3.5 Nothing in this Agreement shall be construed to give Mesa the exclusive right to use the AWA Service Marks or abridge AWA's right to use and license the AWA Service Marks, and AWA hereby reserves the right to continue to use the AWA Service Marks and to license such other uses of the AWA Service Marks as AWA may desire.

                  8.3.6 No term or provision of this Agreement shall be construed to preclude the use of the AWA Service Marks, including "America West Express," or the aircraft exterior color decor and patterns by other individuals or entities not covered by this Agreement.

                  8.3.7 Upon the termination or expiration of this Agreement, the license and use of the AWA Service Marks by Mesa shall cease and such use shall not thereafter occur.

9.       Liability and Indemnification.

         9.1 Relationship Between the Parties. Nothing contained in this Agreement will be deemed to create any agency or partnership or similar relationship between AWA and Mesa. Nothing contained in this Agreement will be deemed to authorize either AWA or Mesa to bind or obligate the other. Mesa and its employees engaged in performing the Flight Services and Other Services shall be employees of Mesa for all purposes, and under no circumstances shall be deemed to be employees, agents or independent contractors of AWA. AWA and its employees engaged in performing the obligations of AWA under this Agreement shall be employees, agents and independent contractors of AWA for all purposes, and under no circumstances shall be deemed to be employees, agents or independent contractors of Mesa. Pursuant to this Agreement, Mesa shall act, for all purposes, as an independent contractor and not as an agent for AWA. AWA shall have no supervisory power or control over any employees engaged by Mesa in connection with its performance hereunder, and all complaints or requested changes in procedures shall be transmitted by AWA to a designated officer of Mesa. Nothing contained in this Agreement shall be intended to limit or condition Mesa's control over its operations or the conduct of its business as an air carrier, and Mesa and its principals assume all risks of financial losses which may result form the operation of the Flight Services and Other Services to be provided by Mesa hereunder.

         9.2 Indemnification by Mesa. Mesa agrees to indemnify, defend and hold harmless AWA, its directors, officers, employees, agents, parent corporation, subsidiaries and affiliates for, from and against any and all loss, liability, claim, damage, penalty, fine, charge, cause of action, demand, cost and expense (including attorneys' and consultants' fees and costs) whatsoever (collectively, "Damages"), as incurred, arising out of, resulting from or incurred in connection with: (i) the provision of the Flight Services and Other Services by Mesa;
                  (ii) Mesa's breach of this Agreement; (iii) damage or destruction of property of any person, or injury or death of any person, caused by, arising out of, or in connection with any act or omission of Mesa, its employees, agents, licensees, contractors, suppliers, officers or directors; (iv) any taxes, impositions, assessments or other governmental charges incurred by Mesa in providing the Flight Services or Other Services or imposed on any revenue generated by this Agreement (except as set forth in Section 6.1.3); (v) passenger complaints or claims by passengers using the Flight Services;
                  (vi) the failure or discontinuance of service to any EAS Market (except as specified in Section 6.7); and (vii) failure to comply with any Regulations. Mesa shall reimburse AWA or other Indemnified Party (as defined below) for any legal and any other expenses reasonably incurred in investigating, preparing or defending against any claim or action arising out of or relating to any of the foregoing.

         9.3 Indemnification by AWA. AWA agrees to indemnify, defend and hold harmless Mesa, its directors, officers, employees, agents, parent corporation, subsidiaries and affiliates for, from and against any and all Damages, as incurred, arising out of, resulting from or incurred in connection with: (i) AWA's breach of this Agreement; (ii) damage or destruction of property of any person, or injury or death of any person, caused by, arising out of, or in connection with any act or omission of AWA, its employees, agents, licensees, contractors, suppliers, officers or directors in performing AWA's obligations under this Agreement; and (iii) any taxes, impositions, assessments or other governmental charges incurred by AWA for revenue received by AWA under this Agreement. AWA shall reimburse Mesa or other Indemnified Party (as defined below) for any legal and any other expenses reasonably incurred in investigating, preparing or defending against any claim or action arising out of or relating to any of the foregoing.

         9.4 Conduct of Indemnification Proceedings. The person or entity claiming indemnification hereunder is referred to as the "Indemnified Party" and the party against whom such claims are asserted hereunder is referred to as the "Indemnifying Party". Each Indemnified Party shall give reasonably prompt notice to the Indemnifying Party of any action or proceeding or assertion or threat of claim commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the Indemnifying Party (i) shall not relieve the Indemnifying Party from any liability which it may have under the indemnity agreement provided in this Agreement, unless and to the extent it did not otherwise learn of such action, threat or claim and the lack of notice by the Indemnified Party results in the forfeiture by the Indemnifying Party of substantial rights and defenses and (ii) shall not, in any event, relieve the Indemnifying Party from any obligations to the Indemnified Party other than the indemnification obligation provided under Sections 9.2 and 9.3 above. If the Indemnifying Party elects within a reasonable time after receipt of notice, the Indemnifying Party may assume the defense of the action or proceeding at Indemnifying Party's own expense with counsel chosen by the Indemnifying Party and approved by the Indemnified Party; provided, however, that, if the Indemnified Party reasonably determines upon advice of counsel that a conflict of interest exists where it is advisable for the Indemnified Party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the Indemnifying Party, then the Indemnified Party shall be entitled to separate counsel at the Indemnifying Party's expense, which counsel shall be chosen by the Indemnified Party in its sole discretion. If the Indemnifying Party does not assume the defense, after having received the notice referred to in the second sentence of this paragraph, the Indemnifying Party will pay the reasonable fees and expenses of counsel for the Indemnified Party. Unless and until a final judgment that an Indemnified Party is not entitled to the costs of defense under the foregoing provision, the Indemnifying Party shall reimburse, promptly as they are incurred, the Indemnified Party's costs of defense. The Indemnifying Party shall not settle or compromise any claim for which an Indemnified Party is entitled to indemnity without the prior written consent of the Indemnified Party.

         9.5      Insurance.

                  9.5.1 Mesa, at all times during the Agreement, shall have and maintain in full force and effect, policies of insurance satisfactory to AWA, of the types of coverage, and in the minimum amounts stated below with insurance companies satisfactory to AWA and under terms and conditions satisfactory to AWA, including insurance coverage on all Aircraft used to provide Flight Services. Unless otherwise specified, the minimum amounts of insurance coverage required hereunder shall be per occurrence, combined single limit for all insurance coverage required hereunder.

                           1.   Aircraft Liability          [CONFIDENTIAL
                                and Ground Liability        PORTION DELETED AND
                                Insurance (including        FILED SEPARATELY
                                Commercial General          WITH THE SECURITIES AND
                                Liability)                  EXCHANGE COMMISSION] per
                                                            Occurrence Combined Single
                                                            Limit of Liability for CRJs
                                                            and commencing September
                                                            15, 1998, for Dash 8s and
                                                            [CONFIDENTIAL PORTION
                                                            DELETED AND FILED
                                                            SEPARATELY WITH THE
                                                            SECURITIES AND EXCHANGE
                                                            COMMISSION] per Occurrence
                                                            Combined Single Limit of
                                                            Liability for Beech 1900s
                                a.  Bodily Injury and       [CONFIDENTIAL
                                    Personal Injury -       PORTION DELETED AND
                                    Passengers              FILED SEPARATELY
                                                            WITH THE SECURITIES
                                                            AND EXCHANGE
                                                            COMMISSION]
                                b.  Bodily Injury and       [CONFIDENTIAL
                                    Personal Injury -       PORTION DELETED AND
                                    Third Parties           FILED SEPARATELY
                                                            WITH THE SECURITIES
                                                            AND EXCHANGE
                                                            COMMISSION]

                                c.  Property Damage         [CONFIDENTIAL
                                                            PORTION DELETED AND
                                                            FILED SEPARATELY
                                                            WITH THE SECURITIES
                                                            AND EXCHANGE
                                                            COMMISSION]
                                                            Per Accident

                           2.   Worker's Compensation       Statutory
                                Insurance (Company
                                Employees)
                           3.   Employers' Liability        [CONFIDENTIAL
                                (Company Employees)         PORTION DELETED AND
                                                            FILED SEPARATELY
                                                            WITH THE SECURITIES
                                                            AND EXCHANGE
                                                            COMMISSION]
                           4.   All Risk Hull               [CONFIDENTIAL
                                Insurance on Aircraft       PORTION DELETED AND
                                Performing Services         FILED SEPARATELY
                                Hereunder                   WITH THE SECURITIES
                                                            AND EXCHANGE
                                                            COMMISSION]
                           5.   Baggage Liability           [CONFIDENTIAL
                                                            PORTION DELETED AND
                                                            FILED SEPARATELY
                                                            WITH THE SECURITIES
                                                            AND EXCHANGE
                                                            COMMISSION]
                           6.   Cargo Liability             [CONFIDENTIAL
                                                            PORTION DELETED AND
                                                            FILED SEPARATELY
                                                            WITH THE SECURITIES
                                                            AND EXCHANGE
                                                            COMMISSION]

                                                            [CONFIDENTIAL
                                                            PORTION DELETED AND
                                                            FILED SEPARATELY
                                                            WITH THE SECURITIES
                                                            AND EXCHANGE
                                                            COMMISSION]

                  9.5.2 The parties hereby agree that from time to time during the Term of this Agreement, AWA may require Mesa to have and maintain amounts of insurance coverage different from those amounts set forth in Section 9.5.1, should AWA, in its reasonable judgment, deem the circumstances and conditions of the Flight Services and Other Services to require increases in any or all of the foregoing minimum insurance coverages.

                  9.5.3 Mesa shall cause all policies of insurance which it maintains pursuant to this Agreement, to be duly and properly endorsed by Mesa's insurance underwriters as follows:

                           9.5.3.1 To provide that any waiver of rights of subrogation against other parties by Mesa shall not affect the coverage provided hereunder with respect to AWA.

                           9.5.3.2 To provide that Mesa's underwriters shall waive any and all subrogation rights against AWA, its directors, officers, agents and employees without regard to any breach of warranty by Mesa or to provide other evidence of such waiver of recourse against AWA, its directors, officers, agents, or employees as shall be acceptable to AWA.

                           9.5.3.3 Be duly and properly endorsed to provide that each such policy or policies or any part or parts thereof shall not be canceled, terminated, or materially altered, changed or amended by Mesa's insurance underwriters, until after [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] written notice to AWA which [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] written notice shall commence to run from the date such notice is actually received by AWA.

                  9.5.4 With respect to policies of insurance described as Aircraft Liability and Ground Liability Insurance, Mesa will provide that such policies:

                           9.5.4.1          Endorse AWA, its directors,
                                            officers, agents, parents,
                                            subsidiaries and employees as
                                            Additional Insureds thereunder.

                           9.5.4.2 Constitute primary insurance for such claims and acknowledge that any other insurance policy or policies of AWA will be secondary or excess insurance;

                           9.5.4.3 Cover AWA's [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                            COMMISSION] including, without
                                            limitation, [CONFIDENTIAL PORTION
                                            DELETED AND FILED SEPARATELY WITH
                                            THE SECURITIES AND EXCHANGE
                                            COMMISSION]; and

                           9.5.4.4 Provide a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                            COMMISSION], and a [CONFIDENTIAL
                                            PORTION DELETED AND FILED SEPARATELY
                                            WITH THE SECURITIES AND EXCHANGE
                                            COMMISSION] assumed by Mesa under
                                            this Agreement.

                  9.5.5 With respect to policies of insurance for coverage described as Aircraft Liability and General Liability Insurance and All Risk Hull Insurance, Mesa shall cause its insurance underwriters to provide a breach of warranty clause.

                  9.5.6 All aircraft hull insurance provided pursuant to this Agreement shall be provided on [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and, except with the consent of AWA, shall not be subject to more than the standard market deductibles. In the event of loss, settled on the basis of a total loss, all losses shall be payable in full.

                  9.5.7 Upon the Commencement Date and from time to time thereafter upon request by AWA, Mesa shall furnish to AWA evidence satisfactory to AWA of the aforesaid insurance coverage and endorsements, including certificates certifying that the aforesaid insurance policy or policies with the aforesaid policy limits are duly and properly endorsed as aforesaid and are in full force and effect.

                  9.5.8 With respect to policies of insurance obtained directly from foreign underwriters, Mesa shall cause such insurance underwriters to provide that AWA may maintain against Mesa's underwriters a direct action in the United States upon such insurance policies and to this end to provide a standard service of suit clause designating an agent for service of process in the United States of America.

                  9.5.9 In the event Mesa fails to maintain in full force and effect any of the insurance and endorsements described in Section 9.5, AWA shall have the right (but not the obligation) to procure and maintain such insurance or any part thereof. The cost of such insurance shall be payable by Mesa to AWA upon demand by AWA. The procurement of such insurance or any part thereof by AWA shall not discharge or excuse Mesa's obligation to comply with the provisions of Section 9.5. Mesa agrees not to cancel, terminate or materially alter, change or amend any of the policies referred to in Section
                             9.5 without [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] prior written notice to AWA of its intent to cancel, terminate or materially alter, change or amend said policies or insurance which [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] notice period shall commence to run from the date notice is actually received by AWA.

                  9.5.10 AWA shall maintain cargo liability coverage, in types and amounts required by law, for all air freight transported by Mesa under an AWA airbill on any Flights.

10.      Confidentiality.

         10.1 AWA and Mesa agree that the terms of this Agreement shall be treated as confidential and shall not be disclosed to third parties without the express written consent of AWA and Mesa, or as required by law. In the event of disclosure required by law, only those portions of this Agreement required to be disclosed shall be disclosed. The disclosing party shall make good faith efforts to minimize the portions to be disclosed and shall seek confidential treatment by the receiving party or agency for any portions disclosed. In the event of one party being served a subpoena or discovery request, prior to responding to the subpoena or request, the party served shall notify the other party to provide the other party an opportunity to contest the disclosure of any terms of this Agreement.

         10.2 "Confidential Information" means any information in any form, including, without limitation, the terms of this Agreement, written documents, oral communications, recordings, videos, software, data bases, business plans, and electronic and magnetic media, provided to or observed by AWA or Mesa pursuant to this Agreement, including information owned or provided by either party to the other party, except for information generally available to the public. AWA and Mesa agree that they shall maintain all Confidential Information in confidence and use such Confidential Information solely for purposes of performance under this Agreement. Such Confidential Information shall be distributed within each party's company only to personnel and to its legal counsel, auditors and other consultants on a need-to-know basis for purposes related to this Agreement or in compliance with a court order or statutory or regulatory requirements. Except for legal counsel and auditors, and as permitted by Section 10.1, in no event shall either party disclose Confidential Information to any third parties except





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



                  subcontractors and independent consultants and then only if approved by both parties in writing in advance of such disclosure. Confidential Information does not include information that is available to the general public other than as a result of disclosure by the disclosing party or information that was known or independently developed by the receiving party prior to disclosure, as evidenced by records kept in the ordinary course of business.

         10.3 Mesa acknowledges and agrees that any Confidential Information shared or given to AWA pursuant to this Agreement may be shared by AWA on a confidential basis with America West Holdings Corporation, The Leisure Company and other subsidiaries and affiliates of AWA. AWA acknowledges and agrees that any Confidential Information shared or given to Mesa pursuant to this Agreement may be shared by Mesa on a confidential basis with Mesa Air Group, Inc. and other subsidiaries or affiliates of Mesa.

11.      Taxes.  [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
         THE SECURITIES AND EXCHANGE COMMISSION] shall pay, prior to delinquency, all airport, property, sales, use, excise or any other taxes, impositions, assessments or other governmental charges incurred in connection with the provision of the Flight Services and Other Services under this Agreement and all taxes imposed or any sums paid by [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] under this Agreement. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall pay, prior to delinquency, all taxes imposed on any sums paid by [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] under this Agreement.

12.      Defaults and Remedies.

         12.1 Default by Mesa. The occurrence of any one or more of the following events shall constitute a material default and breach of this Agreement by Mesa (an "Event of Default"):

                  12.1.1 The failure of Mesa to make any payment required to be made by Mesa to AWA hereunder, as and when due, and such failure continues for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                             COMMISSION];

                  12.1.2 If Mesa is required by the FAA or DOT to suspend a substantial portion of its operations for any safety reason and has not resumed





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



                             such operation within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the suspension or if Mesa [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the Flight Services for any other reason, except as a result of an emergency airworthiness directive from the FAA affecting all aircraft similarly equipped to the Aircraft (not just those owned or operated by Mesa);

                  12.1.3 The failure of Mesa to observe or perform any of the covenants, conditions or provisions of this Agreement to be observed or performed by Mesa, other than as described in Sections 7 or 12.1.1 or
                             12.1.2 above, and such failure shall continue for a period of 15 days after written notice thereof from AWA to Mesa;

                  12.1.4 (i) the cessation of Mesa's business operations as a going concern; (ii) the making of Mesa of any general assignment, or general arrangement for the benefit of creditors; (iii) the failure of Mesa to generally pay Mesa's debts as they come due or Mesa's written admission of its inability to pay its debts as they come due; (iv) the filing by or against Mesa of a petition to have Mesa adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of petition filed against Mesa, the same is dismissed, stayed or vacated within 60 days); (v) an adjudication of Mesa's insolvency; (vi) appointment of a trustee or receiver to take possession of substantially all of Mesa's assets which is not dismissed, stayed or vacated within 60 days; or (vii) the attachment, execution or other judicial seizure of all of Mesa's assets.

                  12.1.5 Upon an Event of Default, AWA may: (a) by written notice to Mesa (a "Default Termination Notice") terminate this Agreement effective as of the date set forth in the Default Termination Notice which date [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] not be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] unless the event in 12.1.2 occurs, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; and/or (b) pursue all other rights and remedies available at law or in equity to AWA for the Event of Default, including, without limitation, injunctive relief, specific performance and damages. After receipt of a Default Termination Notice, Mesa shall continue to provide the Flight Services and Other Services in accordance with this Agreement until the termination date set forth in the Default Termination Notice. No remedy or





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



                             election by AWA hereunder shall be deemed exclusive, but shall, wherever possible, be cumulative with all other rights and remedies at law or in equity.

         12.2 AWA Default. The occurrence of any one or more of the following events shall constitute a material default and breach of this Agreement by AWA (an "AWA Event of Default"):

                  12.2.1 The failure of AWA to make any payment required to be made to Mesa by AWA hereunder, as and when due, and such failure continues for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                             COMMISSION];

                  12.2.2 The failure of AWA to observe or perform any of the covenants, conditions or provisions of this Agreement to be observed or performed by AWA, and such failure shall continue for a period of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after written notice thereof from Mesa to AWA;

                  12.2.3 (i) the cessation of AWA's business operations as a going concern; (ii) the making of AWA of any general assignment, or general arrangement for the benefit of creditors; (iii) the failure of AWA to generally pay AWA's debts as they come due or AWA's written admission of its inability to pay its debts as they come due; (iv) the filing by or against AWA of a petition to have AWA adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of petition filed against AWA, the same is dismissed, stayed or vacated within 60 days); (v) an adjudication of AWA's insolvency; (vi) appointment of a trustee or receiver to take possession of substantially all of AWA's assets which is not dismissed, stayed or vacated within 60 days; or (vii) the attachment, execution or other judicial seizure of all of AWA's assets which is not dismissed, stayed or vacated within 60 days.

                  12.2.4 Upon the occurrence and continuance of an AWA Event of Default, Mesa may: (a) by written notice to AWA (an "AWA Default Notice") terminate this Agreement effective as of the date set forth in the AWA Default Notice which [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Event of Default; and/or (b) pursue all other rights and remedies available at law or in equity to Mesa for the AWA Event of Default, including, without limitation, injunctive relief, specific performance and damages. After receipt of an AWA





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



                             Default Notice, AWA shall continue to perform its obligations under this Agreement until the termination date set forth in the AWA Default Notice. No remedy or election by Mesa hereunder shall be deemed exclusive, but shall, wherever possible, be cumulative with all other rights and remedies at law or in equity.

13.      Records and Reports.

         13.1 Retention of Records. Mesa shall keep accurate and complete books and records of all Flight Services and Other Services performed under this Agreement as well as any additional records that the parties agree may be required in accordance with AWA's procedures and the Regulations. Mesa shall retain such records in accordance with applicable law, AWA's procedures and the Regulations.

         13.2 Provision of Financial Records. Upon AWA's request, and until such time as AWA advises Mesa that such reports are no longer necessary, Mesa shall furnish to AWA, within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] following the close of the first three fiscal quarters of Mesa, unaudited financial statements including Mesa's current corporate balance sheets and profit and loss statements, and within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] after the close of its fiscal year, Mesa shall furnish AWA with audited financial statements of Mesa (or its parent company) including, either separately or on a consolidated basis, the balance sheet and profit and loss statements of that party. The appropriate reports filed on Form 10-Q and 10-K shall be satisfactory to fulfill such obligation.

         13.3 Provision of Additional Records. Mesa shall promptly furnish AWA with a copy of every report that it prepares and is required to submit to the DOT, FAA, National Transportation Safety Board ("NTSB") or any other governmental agency, relating to any accident or incident involving an Aircraft used in performing Flight Services under this Agreement, when such accident or incident is claimed to have resulted in the death of or substantial injury to any person or the loss of, damage to, or destruction of any property.

         13.4 Additional Reports. Mesa shall promptly notify AWA in writing of (i) any change in or relinquishment of control of Mesa,
                  (ii) any agreement contemplating such a change or relinquishment with a copy of such agreement, if in writing, to AWA, or (iii) any change or contemplated change in the Chief Executive Officer position Mesa.






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



14.      Miscellaneous Provisions.

         14.1 Notices. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Agreement shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below and shall be effective upon receipt, except if delivered by facsimile outside of business hours in which case they shall be effective on the next succeeding business day:

                  If to AWA:                America West Airlines, Inc.
                                            4000 E. Sky Harbor Blvd.
                                            Phoenix, Arizona 85034
                                            Attn:  Vice President and
                                                   General Counsel
                                            Telephone:        (602) 693-5805
                                            Facsimile:        (602) 693-5932

                  If to Mesa:               Mesa Air Group
                                            2325 East 30th Street
                                            Farmington, New Mexico  87401
                                            Attn:  General Counsel
                                            Telephone:        (505) 326-4410
                                            Facsimile:        (505) 326-4485

         14.2 Waiver and Amendment. No provisions of this Agreement shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

         14.3 Captions. Captions are used throughout this Agreement for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

         14.4 Attorneys' Fees. In the event of any judicial or other adversarial proceeding between the parties concerning this Agreement, the prevailing party shall be entitled to recover its attorneys' fees and other costs in addition to any other relief to which it may be entitled.

         14.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements, written or oral, between AWA and Mesa with respect to the subject matter of this Agreement.

         14.6 Jurisdiction; Choice of Law. For purposes of any action or proceeding arising out of this Agreement, the parties hereto hereby expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

         14.7 Severability. If this Agreement, any one or more of the provisions of this Agreement, or the applicability of this Agreement or any one or more of the provisions of this Agreement to a specific situation, shall be held invalid, illegal or unenforceable or in violation of any contract or agreement to which Mesa or AWA are a party, then AWA and Mesa shall in good faith amend and modify this Agreement, consistent with the intent of Mesa and AWA, as evidenced by this Agreement, to the minimum extent necessary to make it or its application valid, legal and enforceable and in accordance with the applicable agreement or contract, and the validity or enforceability of all other provisions of this Agreement and all other applications of any such provision shall not be affected thereby.

         14.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

         14.9 Binding Effect. This Agreement shall be binding upon and inure to the benefit of AWA and Mesa and their respective successors and permitted assigns.

         14.10 No Assignment. The rights, obligations and duties of AWA and Mesa under this Agreement may not be assigned or delegated, except as may otherwise be mutually agreed by AWA and Mesa, in their sole and absolute discretion.


                                  AWA:

                                  America West Airlines, Inc.,
                                  a Delaware corporation



                                  By: /s/  J. Scott Kirby
                                     ------------------------------------------
                                  Name:  J. Scott Kirby
                                  Title: Vice President, Revenue Management

                                  MESA:


                                  Mesa Airlines, Inc.,
                                  a Nevada corporation



                                  By:   /s/ Jonathan G. Ornstein
                                     --------------------------------------
                                  Name:      Jonathan G. Ornstein
                                  Title:     Chief Executive Officer